U.S. SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES AND EXCHANGE ACT OF 1934

                            April 1, 2005
                   --------------------------------
                   (Date of earliest event reported)


                      Commission File #0-11078

                  THE AMERICAN EDUCATION CORPORATION
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(Exact name of small business issuer as specified in its charter)

             Nevada                          73-1621446
---------------------------------    ---------------------------------
  (State or other jurisdiction       (IRS Employer Identification No.)
of incorporation or organization)

              7506 North Broadway Extension, Suite 505
                      Oklahoma City, OK  73116
              ----------------------------------------
              (Address of principal executive offices)

                           (405) 840-6031
                     ---------------------------
                     (Issuer's telephone number)


Item 8.01.  Other events.

On April 1, 2005, The American Education Corporation issued the press release attached hereto as Exhibit 99.1 titled "THE AMERICAN EDUCATION CORPORATION IMPROVES FISCAL YEAR 2004 OPERATIONS PRIOR
TO IMPAIRMENT CLASSIFICATION OF INVESTMENT IN UK SUBSIDIARY
Consolidated Revenues Increase 21%."

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Item 9.01.  Financial Statements and Exhibits.

        (c) Exhibits.

            99.1:  Company press release titled "THE AMERICAN
                   EDUCATION CORPORATION IMPROVES FISCAL YEAR
                   2004 OPERATIONS PRIOR TO IMPAIRMENT CLASSIFICATION OF INVESTMENT IN UK SUBSIDIARY Consolidated
                   Revenues Increase 21%,"  dated April 1, 2005.




                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on April 1, 2005.

                                   THE AMERICAN EDUCATION CORPORATION


Date:  April 1, 2005               By:  /s/ Jeffrey E. Butler
                                   --------------------------
                                   Jeffrey E. Butler
                                   President, Chief Executive Officer

------------------ --------------------------------------------------

Exhibit No.

     99.1 Company press release titled "THE AMERICAN EDUCATION CORPORATION IMPROVES FISCAL YEAR 2004 OPERATIONS PRIOR TO IMPAIRMENT CLASSIFICATION OF INVESTMENT IN UK SUBSIDIARY Consolidated Revenues Increase 21%," dated April 1, 2005.


                             PRESS RELEASE


For further information contact:

Jeffrey E. Butler                    or                Geralyn DeBusk
The American Education Corporation     Halliburton Investor Relations
800-34APLUS or 800-222-2811                              972-458-8000
E-mail: jeb@amered.com
URL: www.amered.com

For Immediate Release

THE AMERICAN EDUCATION CORPORATION IMPROVES FISCAL YEAR 2004 OPERATIONS
   PRIOR TO IMPAIRMENT CLASSIFICATION OF INVESTMENT IN UK SUBSIDIARY
                        Consolidated Revenues Increase 21%

Oklahoma City, April 1, 2005: The American Education Corporation (OTC/BB:
AEDU) today announced that it has written off the remaining goodwill and related investments in its UK-based subsidiary, Learning Pathways, LTD, in the fourth quarter and classified all subsidiary-related investments as impaired. Charges reflected in its fiscal 2004 consolidated financial statements total a one-time charge of $1,150,000.

Inclusive of this one-time charge, net income after tax from consolidated operations for the year ended December 31, 2004, was a loss of $343,260 compared to a consolidated net income of $173,577 for the prior fiscal year. These results provide for a loss of approximately $0.02 per common share for the year ended December 31, 2004 versus income of $0.01 per share reported for fiscal 2003.

Net consolidated revenues for the 2004 fiscal year increased 21% to $10,399,865 from $8,598,868 in fiscal 2003. Revenues for the core Oklahoma City-based operations increased 27% over the prior year, achieving a new fiscal year record. The Company's subsidiary operations in New Jersey and the UK negatively impacted top-line consolidated revenue growth and earnings, with a decline in total subsidiary revenues of approximately $188,431 and cumulative losses of $1,237,224.

The AEC core domestic business unit posted record revenues of $9,333,011 for fiscal 2004, a 27% increase over 2003 revenues of $7,343,583. Fourth quarter AEC revenues grew 18% over the comparable 2003 period, also establishing a new, historical record for this quarterly period. Operating margins increased 41% from $1,313,836 to $1,851,710 over the prior fiscal year for the core domestic business unit. Core AEC software publishing gross margins were approximately 97% of net revenues, an improvement of 1% over the prior 2003 year.

Operating cash flows decreased 9% on a consolidated basis, with EBITDA for fiscal 2004 at $1,963,039 versus $2,153,306 reported for the prior fiscal year. During 2004, total consolidated operating expenses before impairment losses increased by 29% to $8,657,045 from $6,692,057 in the prior year. The decline in EBITDA is attributable to the continued operating losses experienced by the Company's Learning Pathways UK and Dolphin, Inc. subsidiaries.

Consolidated net revenues for the fourth quarter ended December 31, 2004, increased 21% to $2,371,664 compared with $1,960,609 reported in 2003, establishing a new historical fourth quarter revenue record. The AEC core business unit grew at 18% in the closing quarter of 2004 also establishing a new revenue record in this seasonally slow quarter. Net income for the quarter reflects a loss of $560,633 versus a loss of $228,789 for 2003 as the previously described impairment charges were accounted for in this period.


The American Education Corporation
Earnings Release for the Fourth Quarter and Year Ended 2004
April 1, 2005
Page 2


The Company's financial position, as a result of the impairment of the assets and goodwill, declined at December 31, 2004. Total assets decreased 16% from $9,810,546 to $8,277,572 at December 31, 2004, while working capital increased to $1,097,949 from $782,983 at December 31, 2003. Current assets declined by 6%, while current liabilities declined by 20%. The Company and its lender recently agreed to extend the maturity of its bank lines of credit until March of 2006. During the year ended December 31, 2004, debt due to financial institutions was reduced by $379,071, or 50%, reflecting total bank indebtedness of $371,862 at December 31, 2004. Shareholders' equity decreased 6% from $5,711,287 to $5,392,714 as a result of adjustments made in connection with the impairment of the UK subsidiary.

Commenting on the Company's 2004 results, Jeffrey E. Butler, Chief Executive Officer of the Company, stated, "AEC management has indicated in prior 2004 press releases that the operations of its UK subsidiary were of concern and under close scrutiny with respect to alternatives. This classification of the Company's investment in the UK as impaired is the first step in a series of planned actions to halt the losses of this subsidiary, which have negatively impacted AEC's domestic performance and rapidly improving financial results. It should be noted that in addition to the substantial impairment charges taken in 2004, the Company also sustained UK associated operating losses of approximately $883,000 against its very profitable U.S. operations. The combination of impairment charges and operating losses approximates $2,000,000 in fiscal 2004, which offset very positive domestic performance.

"The Company's other subsidiary, Dolphin, Inc., also continued to report operating losses in fiscal 2004 which have increased from those recorded in 2003. Pending contracts in 2005 should allow this subsidiary unit to operate with little impact on core AEC financial performance. In addition, Dolphin continues to provide important development work for AEC and is providing material assistance in support of strategically important AEC product development efforts as the Company continues to improve its competitive position," continued Mr. Butler.

"Finally, it should be noted that the Company is also considering a range of additional restructuring options in 2005. The Board of Directors has a growing level of concern with respect to the increasing cost of regulatory compliance, audit and legal costs associated with the Company's public corporation status. Not to be minimized is the significant deflection of management and director time and energy associated with the current regulatory environment when these critical managerial resources should be devoted to improving the Company strategic and competitive position. Final decisions have not yet been made, but the matter of AEC's public status is under intense review," concluded Mr. Butler.

The Company's Java-based technology, the A+nyWhere Learning System Versions
3.0 and 4.0 of educational software products, provides for an integrated offering of grade levels 1-12 software for Reading, Mathematics, Language Arts, Science, Writing, History, Government, Economics and Geography. In addition, the Company provides assessment testing and instructional content for the General Educational Development (GED) test. All company products are designed to provide for LAN, WAN and Internet delivery options and support Windows, UNIX and Macintosh platforms. The Company has developed a computer adaptive, companion academic skill assessment testing tool to provide educators with the resources to more effectively use the Company's curriculum content aligned to important state and national academic standards. Spanish-language versions are available for Mathematics and Language Arts for grade levels 1-8. The Company's curriculum content is aligned to the other third party digital resources such as the GoKnow's, Internet accessible science curriculum and reference materials, which may be accessed directly from A+LS lessons. The A+LS comprehensive family of educational software is now in use in over 11,000 schools, centers of adult literacy, colleges and universities, and correctional institutions in the U.S., UK and other international locations. A+dvancer, the Company's diagnostic, prescriptive test and online, postsecondary developmental curriculum offering, is aligned to ACCUPLACER On-Line, the leading college admissions test for students requiring developmental support to enroll in full credit secondary coursework in mathematics, reading, algebra and writing.


The American Education Corporation
Earnings Release for the Fourth Quarter and Year Ended 2004
April 1, 2005
Page 3



Note: Certain matters discussed above concerning the future performance of the Company are forward-looking statements intended to qualify for the safe harbors from liabilities established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified as such by words such as "believes," "anticipates," "plans," "expects" or words of similar import. The future performance of the Company is subject to a number of factors including, but not limited to, general economic conditions, competitive activity and funding available to schools.



                   THE AMERICAN EDUCATION CORPORATION
                   ----------------------------------
                        7506 BROADWAY EXTENSION
                        -----------------------
                        OKLAHOMA CITY, OK 73116
                        -----------------------
                             1-800-34APLUS
                             -------------
                            www.amered.com
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                            -Tables Follow-
                                                                  Pre05-1


The American Education Corporation
Earnings Release for the Fourth Quarter and Year Ended 2004
April 1, 2005
Page 4


Summary Financial Information
Fiscal Year-Ended December 31, 2004

Statement of Operations

                   Three Months Ended    Three Months Ended
                    December 31, 2004     December 31, 2003       %
    Item               (unaudited)           (unaudited)       Change
-----------------  ------------------    ------------------    ------

Sales                  $ 2,371,664           $1,960,609           21%

Operating (loss)        (1,567,483)            (307,181)        (410%)

Net (loss)                (560,633)            (228,789)        (145%)

Earnings per share -
     primary                 (.040)               (.016)        (150%)
     diluted                 (.035)               (.015)        (133%)

EBITDA                 $   (54,893)          $  117,110            *


                   Twelve Months Ended    Twelve Months Ended
                    December 31, 2004       December 31, 2003      %
                       (audited)             (audited)           Change
                   ------------------      ------------------    ------

Sales                  $10,399,865           $8,598,868           21%

Operating income (loss)   (805,426)             535,901            *

Net income (loss)         (343,260)             173,577            *

Earnings per share -
     primary                 (.024)                .012            *
     diluted                 (.022)                .011            *

EBITDA                 $ 1,963,039           $2,153,306           (9%)


Balance Sheet Data

                    December 31, 2004       December 31, 2003      %
                       (audited)              (audited)          Change
                   ------------------      ------------------    ------

Current Assets          $3,102,531           $3,293,259           (6%)

Total Assets             8,277,572            9,810,546          (16%)

Current Liabilities      2,004,582            2,510,276          (20%)

Stockholders' Equity     5,392,714            5,711,287           (6%)

     *Not Meaningful



The American Education Corporation
Earnings Release for the Fourth Quarter and Year Ended 2004
April 1, 2005
Page 5

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) Disclosure of Calculations for the Fiscal Year-Ended December 31, 2004



                                Three Months Ended           Year Ended
                                   December 31               December 31
                            -----------------------   -----------------------
                                 2004        2003         2004        2003
                            -----------------------   -----------------------
                            (Unaudited)  (Unaudited)

Net (loss) income           $  (560,633)  $(228,789)   $ (343,260) $  173,577
Add back non-EBITDA
 items included in
 net (loss) income
Depreciation and
 amortization                   887,159     424,291     2,143,034   1,617,405
Interest expense                 11,019      16,861        61,058      68,556
Impairment of goodwill          625,431          --       625,431          --
Income tax (benefit)
 provision                   (1,017,869)    (95,253)     (523,224)    293,768
                            ------------------------    ---------------------
EBITDA                      $   (54,893)  $ 117,110    $1,963,039  $2,153,306


EBITDA represents earnings (loss) from continuing operations before interest income, interest expense, income taxes, depreciation, amortization, other income and impairment of goodwill. The Company believes that EBITDA provides meaningful additional information concerning a company's operating results and its ability to service its long-term debt and other fixed obligations and to fund its continued growth. Many financial analyst consider EBITDA may be a meaningful indicator of future profitability. EBITDA should not be construed as an alternative to net income (loss) as determined in accordance with GAAP, as an alternative to cash flows from operating activities as determined in accordance with GAAP or as a measure of liquidity. Because EBITDA is not calculated in the same manner by all companies, it may not be comparable to other similarly titled measures of other companies. See the consolidated statement of cash flows in the consolidated financial statements filed in the Company's Form 10-KSB.